UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2019

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

Note Regarding Non-GAAP Financial Measures

The Company Presentation attached as an exhibit hereto contains certain references to Adjusted EBITDAX, which is a non-GAAP financial measure, as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Company Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: March 7, 2019	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Vice President, General Counsel & Corporate Secretary

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